UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2020

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value Series A Junior Participating Preferred Stock Purchase Rights	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 4, 2020, Schmitt Industries, Inc. (the “Company”), issued a press release (the “Press Release”) announcing its intention to delist its common stock (the “Common Stock”) from the NASDAQ Stock Market (“NASDAQ”). The Company notified NASDAQ on February 3, 2020, of its intent to voluntarily delist its Common Stock from NASDAQ and deregister the Common Stock under the Securities Exchange Act of 1934. In connection therewith, the Company notified NASDAQ of the Company’s intention to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about February 14, 2020. The Company anticipates that the Form 25 will become effective 10 days following its filing, or approximately February 24, 2020. Following delisting from NASDAQ, the Common Stock will be listed on the OTC Pink Market under the Company’s current trading symbol, “SMIT.” After the effective date of the delisting of the Common Stock from NASDAQ, the Company intends to file a Form 15 with the SEC to voluntarily effect the deregistration of the Common Stock. Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, will immediately be suspended.

A copy of the Press Release that includes the announcement of the above is furnished herewith as Exhibit 99.1.

Item 8.01	Other Events.

On January 31, 2020, the Company entered into an agreement with former director David Hudson to initiate a cashless exercise for 64,166 of his stock options, whereby the Company will purchase 36,000 shares of Common Stock for $3.25 per share from Mr. Hudson to fund the exercise of his remaining 28,166 shares of Common Stock. This transaction is outside of the recently announced $2 million share repurchase plan (the “Plan”). To date, no shares have been repurchased under the Plan, which remains active.

The Press Release issued on February 4, 2020 includes the announcement of the above and is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Schmitt Industries, Inc., dated February 4, 2020, entitled “Schmitt Industries Announces Intention to Delist and Deregister Its Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

February 5, 2020	By:	/s/ Michael R Zapata
Name: Michael R Zapata
Title: President and Chief Executive Officer